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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8 - K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): March 11, 2002 (March 7, 2002)




                           NATIONAL STEEL CORPORATION

             (Exact name of registrant as specified in its charter)



                                    Delaware

                 (State or other jurisdiction of incorporation)



                   1-983                                  25-0687210
         (Commission File Number)              (IRS Employer Identification No.)

      4100 Edison Lakes Parkway, Mishawaka, IN              46545-3440
     (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code:       574-273-7000

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

National Steel Corporation issued press releases on March 7, 2002 and March 8, 2002 announcing the following actions:

        (1) Organizational appointments of Ronald J. Werhnyak as Senior Vice President, General Counsel & Secretary and Kirk A. Sobecki as Senior Vice President and Chief Financial Officer.

        (2) National Steel Corporation receives court approval of interim DIP financing, approval of first day motions and continued payment of employee wages and salaries.

Copies of these press releases are attached hereto as Exhibit 99.1 and 99.2, respectively.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1 Press release dated March 7, 2002.

Exhibit 99.2 Press release dated March 8, 2002.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              NATIONAL STEEL CORPORATION

Date:  March 11, 2002         By:  /s/ Kirk A. Sobecki
                                 -----------------------------------------------
                                   Kirk A. Sobecki
                                   Senior Vice President and
                                   Chief Financial Officer